SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d)

OF THE

SECURITIES EXCHANGE ACT OF 1934

April 6, 2021

Date of report (Date of earliest event reported)

KIDOZ INC.

(Exact Name of Registrant as Specified in Its Charter)

Anguilla, British West Indies	333-120120-01	98-0206369
(State or Other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

HANSA BANK BUILDING, GROUND FLOOR, LANDSOME ROAD

   AI 2640, THE VALLEY, ANGUILLA, BRITISH WEST INDIES

(Address of Principal Executive Offices)

   (888) 374-2163

              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b0 of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common stock without par value	KIDZ	Toronto Venture Stock Exchange - (TSX-V)

Indicate by check mark whether the registrant is an emerging growth company as define in Rule 405 of the Securities Act of 1933 (Section 230.405mof this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter)

        Emerging Growth Company                        [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act.                                                                                                            [ ]

Item 3.02 Unregistered Sales of Equity Securities.

On April 5, 2021, Kidoz Inc. ("Kidoz") announced that it retained Research Capital Corporation ("RRC") to act as Trading advisor and Corporate Finance advisor and provide market maintenance services for Kidoz in compliance with regulatory guidelines. RRC will trade shares of Kidoz Inc. for the purposes of maintaining a reasonable market and improving the liquidity of Kidoz's shares.

RCC will receive the following:

        a monthly fee of CAD$6,500 for its trading advisory services for a minimum of 6 months with extension by mutual agreement a financial advisory fee to be satisfied by the issuance of 230,000 common shares of the Company, to be issued at a deemed price equal to CAD$0.98 per Common Share.

       230,000 common share purchase warrants (the "Warrants") to RCC. Each warrant will entitle the holder thereof to purchase one common share in the capital of the Company at an exercise price of $0.98 at any time up to 24 months following the date of issuance.

Item 9.01 Financial Statements and Exhibits

99.1 Press Release dated April 5, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIDOZ INC.

(Registrant)

Date : April 6, 2021      By:                   /s/ J. M. Williams                              /s/ E. Ben Tora

J.M. WILLIAMS,                                 E. BEN TORA

Co-CEO                                              Co-CEO

KIDOZ Inc.

Hansa Bank Building, Ground Floor

Landsome Road, The Valley

AI 2640, Anguilla, BWI

Ph: +1 888-374-2163

Fax: +1 604-694-0301

Kidoz Retains Research Capital Corporation for Capital Markets Services

ANGUILLA, BWI / April 5, 2021 / Kidoz Inc. (TSXV: KIDZ) (the "Company" or "Kidoz"), kid-tech software developer and owner of the KIDOZ Safe Ad Network (www.kidoz.net), the KIDOZ Kid-Mode Operating System, the Kidoz Publisher SDK, and the Rooplay edu-games platform (www.rooplay.com), is pleased to announce that it has engaged Research Capital Corporation ("RCC") as a financial and capital markets advisor to the Company.

The service agreement includes providing advice and assistance in connection with defining strategic and financial objectives, making initial contacts with potential institutional and strategic investors, maintaining a regular dialogue with the Company in regard to corporate development, strategic growth objectives as well as general market sentiment, provide market liquidity services in the Company's shares and increasing market awareness of Kidoz.

"The entire Kidoz team are excited to be working with Research Capital, going forward" stated Tarrnie Williams, Kidoz Executive Chairman.  "As the Kidoz business is now in a stage of rapid growth, accessing the team of capital market professionals at Research Capital to build and execute the next phase of our public markets strategy is ideal for Kidoz's visibility and investors."

As part of the compensation for its services, RCC will receive a monthly fee of CAD$6,500 for its trading advisory services for a minimum of 6 months with extension by mutual agreement and a financial advisory fee to be satisfied by the issuance of 230,000 common shares of the Company. In addition, the Company will grant 230,000 common share purchase warrants (the "Warrants") to RCC. Each warrant will entitle the holder thereof to purchase one common share in the capital of the Company at an exercise price of $0.98 at any time up to 24 months following the date of issuance.

The issuance including, but not limited to, the price of the common shares and warrants is subject to the rules of the Canadian Securities Exchange and remains subject to applicable regulatory approvals.

About Research Capital Corporation

Research Capital Corporation is one of Canada's largest independent full service investment firms, and proudly traces its roots back to 1921.  Research Capital is privately owned by many of its 300+ employees. As a fully integrated national investment dealer, Research Capital offers a full complement of capital markets and wealth management services to private clients, institutions and growth companies.

About Kidoz Inc.

KIDOZ Inc. (TSXV:KIDZ) (www.kidoz.net) owns the popular Kid-Safe mobile network. Engaging more than 300 million kids a month across our leading mobile KidTech network, KIDOZ provides an essential suite of services that unites kids' brands, content publishers and families. KIDOZ is certified safe by Google and Apple approved for use in the App Store. Trusted by Disney, Hasbro, Lego and more, the KIDOZ Safe Ad Network helps the world's largest brands to safely reach and engage kids across thousands of mobile apps and sites. The KIDOZ OS solution helps carriers and brands such as Lenovo, Acer, and PBS Kids bring a kid-focused experience to their family devices, in a fully GDPR and COPPA compliant way.  KIDOZ's Rooplay (www.rooplay.com)

offers an interactive learning experience worldwide with original content featuring Moomin, Mr. Men, Little Miss, Mr. Bean and hundreds more kid-focused learning games.

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements.  Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by the company) contains statements that are forward-looking, such as statements relating to anticipated future success of the company.  Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of the company.  For a description of additional risks and uncertainties, please refer to the company's filings with the Securities and Exchange Commission.  Specifically, readers should read the Company's Annual Report on Form 10-K, filed with the SEC on March 31, 2021 and the prospectus filed under Rule 424(b) of the Securities Act on March 9, 2005 and the SB2 filed July 17, 2007, and the TSX Venture Exchange Listing Application for Common Shares filed on June 29, 2015 on SEDAR, for a more thorough discussion of the Company's financial position and results of operations, together with a detailed discussion of the risk factors involved in an investment in Kidoz Inc.

For more information contact:

Henry Bromley

CFO

ir@kidoz.net

(888) 374-2163